Filed Pursuant to Rule 497
File no. 333-182941

Maximum Offering of 100,000,000 Shares
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Supplement No. 4 dated January 6, 2016
to
Prospectus dated November 4, 2015
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This Supplement No. 4 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Priority Income Fund, Inc. (the “Company”) dated November 4, 2015, as amended or supplemented (the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

Distributions
On January 4, 2016, our board of directors declared a special distribution to stockholders as follows:

•	$0.10620 per share of common stock payable on March 28, 2016 to stockholders of record at the close of business on March 25, 2016.

On January 4, 2016, our board of directors declared a series of distributions for the months of January through March 2016. Stockholders of record as of each respective record date will be entitled to receive the distribution. Below are the details for each respective distribution:

Amount Per Share	Record Date	Payment Date
$0.02068	January 4, 2016	February 1, 2016
$0.02068	January 8, 2016	February 1, 2016
$0.02068	January 15, 2016	February 1, 2016
$0.02068	January 22, 2016	February 1, 2016
$0.02068	January 29, 2016	February 1, 2016
$0.02068	February 5, 2016	February 29, 2016
$0.02068	February 12, 2016	February 29, 2016
$0.02068	February 19, 2016	February 29, 2016
$0.02068	February 26, 2016	February 29, 2016
$0.02068	March 4, 2016	March 28, 2016
$0.02068	March 11, 2016	March 28, 2016
$0.02068	March 18, 2016	March 28, 2016
$0.02068	March 25, 2016	March 28, 2016

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from our Adviser.

Increase in Public Offering Prices
 On December 31, 2015, we increased our public offering price to $15.36 per Class R share, $14.44 per Class RIA share, and $14.13 per Class I share from $15.20 per Class R share, $14.29 per Class RIA share, and $13.98 per Class I share. The increases in the public offering prices are effective as of our January 4, 2016 weekly closing and first applied to subscriptions received from December 28, 2015 through December 31, 2015. In accordance with our share pricing policy, the pricing committee of our board of directors determined that an increase in the public offering prices was warranted following an increase in our estimated net asset value per share to ensure that our shares are not sold at a price per share, after deduction of selling commissions and dealer manager fees, that is below our net asset value per share.